UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2020

TIFFANY & CO.

(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, NY 10010

(Address of principle executive offices and zip code)

Registrant’s telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 7.01	Regulation FD Disclosure.

On October 15, 2020, Registrant issued a news release announcing, among other things, its preliminary unaudited sales and operating results for the interim period from August 1 through September 30, 2020. A copy of Registrant’s news release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K is being furnished pursuant to Item 7.01 Regulation FD Disclosure. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	News Release, dated October 15, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements:

Certain statements in this communication including, without limitation, statements relating to expectations for Registrant’s performance in future periods and plans, assumptions and expectations for Registrant’s business, may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995, each as amended. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, as they provide current expectations of future events. Words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “projects,” “may,” “will,” or other similar expressions may identify such forward-looking statements. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in forward-looking statements, including, as a result of factors, risks and uncertainties over which Registrant has no control. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include, but are not limited to, the following: (i) the effect of any announcement or event relating to the pendency of the merger, including the potential impact on Registrant’s business relationships, operating results, and business generally; (ii) risks relating to the merger and litigation relating to the merger as previously disclosed in Registrant’s SEC filings; (iii) the amount and timing of the costs, fees, expenses and other charges related to the merger, including in the event of any unexpected delays and in light of the pending merger-related litigation; (iv) any adverse effects on Registrant by other general industry, economic, business and/or competitive factors; (v) the COVID-19 pandemic, including the duration and scope thereof, the availability of a vaccine or cure that mitigates the effect of the virus, the potential for additional waves of outbreaks and changes in financial, business, travel and tourism, consumer discretionary spending and other general consumer behaviors, political, public health and other conditions, circumstances, requirements and practices resulting therefrom; (vi) protest activity in the U.S.; and (vii) such other factors as are set forth in Registrant’s periodic public filings with the SEC, including but not limited to those described under the headings “Risk Factors” and “Forward Looking Statements” in its most recently filed Form 8-K dated September 28, 2020, its Form 10-Q for the quarter ended July 31, 2020, its Form 10-K for the fiscal year ended January 31, 2020, the definitive proxy statement on Schedule 14A, filed with the SEC on January 6, 2020, and in its other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Registrant’s financial condition, results of operations, credit rating, liquidity or stock price. In addition, there can be no assurance that the merger will be completed, or if it is completed, that it will close in the timeframe previously anticipated, or that the expected benefits of the merger will be realized. Because Registrant does not know when, or if, the merger will be completed, Registrant has not included certain costs related to the closing of the merger, such as advisor fees, litigation-related expenses, and expenses related to the acceleration of equity pursuant to the terms of the merger agreement, in its financial forecasts for the remainder of the fiscal year ending January 31, 2021 or any future period. These expenses are expected to be significant, although the vast majority of these costs will only be incurred if and when the merger is ultimately completed.

Forward-looking statements reflect the views and assumptions of management as of the date of this communication with respect to future events. Registrant does not undertake, and hereby disclaims, any obligation, unless required to do so by applicable securities laws, to update any forward-looking statements as a result of new information, future events or other factors. The inclusion of any statement in this communication does not constitute an admission by Registrant or any other person that the events or circumstances described in such statement are material.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By:	/s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary and General Counsel

Date: October 15, 2020